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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest event reported):    FEBRUARY 10, 1999


                          DESTRON FEARING CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-19688                    84-1079037
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(State of other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation              File Number)             Identification No.)

                               490 VILLAUME AVENUE
                         SOUTH ST. PAUL, MINNESOTA 55075
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:       (651) 455-1621


                                 NOT APPLICABLE
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         (Former name of former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On November 17, 1998, the Company was notified in writing that the Company's Common Stock had failed to maintain a closing bid price of greater than or equal to $1.00 per share as required by The Nasdaq SmallCap Market, and that unless the Company's Common Stock maintained a closing bid price of at least $1.00 per share for ten consecutive trading days during a period ending on February 17, 1999, the Company's Common Stock would be delisted from The Nasdaq SmallCap Market. At a meeting held on January 29, 1999, the shareholders of the Company approved a resolution authorizing the Company's Board of Directors to amend the Company's Certificate of Incorporation to effect up to a 1:5 reverse stock split for the purpose of bringing the Company into compliance with the $1.00 minimum bid requirement of The Nasdaq SmallCap Market. On February 10, 1999, the Company received written notice from The Nasdaq Stock Market that the Company was in compliance with the minimum bid requirements of The Nasdaq SmallCap Market, after the Company's Common Stock had maintained a closing bid price at or above $1.00 for the required number of trading days. In light of the fact that the Company is currently no longer subject to delisting from The Nasdaq SmallCap Market, the Company does not intend to effect the authorized reverse stock split. However, if the Company fails to satisfy the listing requirements in the future, the Board of Directors may take such actions, or seek such shareholder approvals, as it deems necessary in order to regain compliance.


FORWARD LOOKING STATEMENTS

         The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. This Current Report on Form 8-K and other materials filed or to be filed by the Company with the Securities and Exchange Commission, as well as other written materials or oral statements that the Company may make or publish from time to time, contain forward-looking statements relating to business prospects, anticipated financial performance and similar matters. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially from the anticipated results or other expectations expressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in order quantities by customers, the unanticipated loss of business from major customers, slower than anticipated sales growth, inadequate capital resources, the threat of intellectual property disputes and an inability to obtain favorable terms from suppliers.

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ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                Not applicable.

         (B)    PRO FORMA FINANCIAL INFORMATION.

                Not applicable.

         (C)    EXHIBITS.

                None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Destron Fearing Corporation


Date:  February 19, 1999.            By /s/ Randolph K. Geissler
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                                        Randolph K. Geissler
                                        President and Chief Executive Officer